AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated May 25, 2007

The Azzad Funds Board of Directors has approved the below changes to the Azzad Funds. The change will not affect the status of your account or your investment in the Azzad Funds (“Azzad Ethical Mid Cap Fund” and “Azzad Ethical Income Fund”).

1.

The Azzad Ethical Income Fund (AEIFX) overall expense ratio will be reduced to 1.9% which includes the fund’s 12b-1 fees which will be reduced from 25 basis points to 15 basis points effective with the fund’s new fiscal year starting July 1, 2007.

2.

The Azzad Ethical Mid Cap Fund (ADJEX) overall expense ratio will be reduced to 1.9% which includes the fund’s 12b-1 fees which will be reduced from 25 basis points to 15 basis points effective with the fund’s new fiscal year starting July 1, 2007.

THERE IS NO ACTION REQUIRED ON YOUR PART.

If you have any questions, please contact us at 888-350-3369.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.